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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                DECEMBER 13, 2005

                         NORTH FORK BANCORPORATION, INC.
                     ---------------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)


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
Delaware                           1-10458                   36-3154608
-------------------------  ------------------------  ---------------------------
    (State or Other           (Commission File            (I.R.S. Employer
      Jurisdiction                 Number)              Identification No.)
   of Incorporation)


                  275 Broadhollow Road Melville, New York 11747
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 844-1004
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              ----------------------------------------------------
                  (Former Name or Former Address, if Changed
                              Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01    OTHER EVENTS

      North Fork Bancorporation, Inc. issued a press release on December 13, 2005 (See Exhibit 99.1, which is incorporated herein by reference) announcing that its Board of Directors declared a 14% increase in its regular quarterly dividend to $.25 cents per common share. The dividend will be payable February 15, 2006, to shareholders of record at the close of business on January 27, 2006.

      North Fork is a regional bank holding company headquartered in New York with approximately $60 billion in assets conducting commercial and retail banking from 362 branch locations in the Tri-State area with a complementary national mortgage banking business.


ITEM  9.01       FINANCIAL STATEMENTS AND EXHIBITS

      (c)   99.1  Press Release issued on December 13, 2005.


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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 13, 2005



NORTH FORK BANCORPORATION, INC.

/s/ Daniel M. Healy
-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


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